Union-Built Affordable Housing Communities Underway in the Windy City

Chicago’s union construction trades have made steady progress at two affordable housing projects financed by the AFL-CIO Housing Investment Trust (“HIT”): Imani Village Senior Apartments (South Side); and Grace Manor (North Lawndale). In addition to creating critically needed housing, these projects reinforce the HIT’s commitment to forging solutions for affordability challenges in Chicago and nationwide.

Imani Village Senior Apartments, a $27.1 million, five-story independent living property, will contain 70 units restricted to residents over age 62 and earning 30% to 60% of the Area Median Income. The project will be GreenPoint Rated and will incorporate green design elements and Energy Star appliances intended to lower electricity and heating costs and mitigate environmental impacts. In addition, a separate one-story building, accessible via a covered walkway, will feature an array of amenities including a community room, lounge, fitness center, technology hub, salon, laundry and storage facilities, and administrative offices. This project is the inaugural phase of a broader, 23-acre Imani Village Initiative.

Grace Manor Apartments, a $30.2 million, six-story affordable apartment building, will create 65 units reserved for individuals and families earning below 50% or 60% of Area Median Income. Additionally, the project will feature a community center, café and large fitness center. Grace Manor’s proximity to existing public transportation options (CTA Bus Route 157, CTA Pink Line Central Park and Kedzie Stations) should improve resident access to jobs and other community services. The project is also located near the proposed Lawndale Redefined project, part of Chicago’s INVEST South/West initiative.

Like many big cities, Chicago’s affordability gap is widest among the lowest-tier earners. According to the Illinois Policy Institute, over 85% of low-income Chicagoans were burdened by housing costs in 2022 and spending over 30% of their income on housing, with two-thirds of them spending over 50%. The HIT’s investments in Imani Village Senior Apartments and Grace Manor Apartments help to narrow this gap by generating new, affordable options while also promoting family-supporting, union construction jobs for the local community.

About the HIT:  The HIT is a fixed-income, investment-grade mutual fund with $6.8 billion in net assets. For 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider HIT’s investment objectives, risks, and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy by calling HIT Investor Relations at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.